UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report: September 6, 2011
(Date of earliest event reported)

TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, 3rd Floor
Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)

(512) 434-5800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Temple-Inland Inc. (the “Company”) entered into an amendment, dated as of September 6, 2011 (the “Amendment”), to its revolving credit facility, dated as of June 25, 2010 (the “Credit Facility”), with Bank of America, N.A., as administrative agent, and the lenders signatory thereto.  The Amendment amended the Credit Facility such that (1) the entry into the Agreement and Plan of Merger, dated as of September 6, 2011, among International Paper Company, Metal Acquisition Inc. and the Company (the “Merger Agreement”) would not constitute a “Change of Control” under the Credit Facility and that (2) the entry by the Company into the Merger Agreement is not prohibited under the covenant in the Credit Facility concerning “Fundamental Changes.”  The foregoing description of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additional Information and Where to Find It

Temple-Inland intends to file with the SEC a proxy statement in connection with the proposed transaction with IP. The definitive proxy statement will be sent or given to the stockholders of Temple-Inland and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by Temple-Inland with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Temple-Inland by contacting Investor Relations by mail at Attention: Investor Relations, 1300 S. MoPac Expressway, 3rd Floor, Austin, TX 78746.

Participants in the Solicitation

Temple-Inland and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Temple-Inland stockholders in connection with the proposed transaction.  Information about Temple-Inland’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2011, and its Annual Report on Form 10-K for the year ended January 1, 2011, filed on February 22, 2011. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 1300 S. MoPac Expressway, 3rd Floor, Austin, TX 78746, or by going to Temple-Inland’s Investor Relations page on its corporate website at www.templeinland.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Temple-Inland intends to file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

10.1
Amendment No. 1, dated as of September 6, 2011, to the Credit Agreement, dated as of June 25, 2010, by and among Temple-Inland Inc., as borrower, Bank of America, N.A., as administrative agent and L/C Issuer; Citibank, N.A., as syndication agent; JPMorgan Chase Bank, N.A. and The Bank of Nova Scotia, as co-documentation agents; Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and The Bank of Nova Scotia, as joint lead arrangers and joint book managers; and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: September 12, 2011	By:	/s/ Randall D. Levy
		Name:	Randall D. Levy
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 1, dated as of September 6, 2011, to the Credit Agreement, dated as of June 25, 2010, by and among Temple-Inland Inc., as borrower, Bank of America, N.A., as administrative agent and L/C Issuer; Citibank, N.A., as syndication agent; JPMorgan Chase Bank, N.A. and The Bank of Nova Scotia, as co-documentation agents; Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and The Bank of Nova Scotia, as joint lead arrangers and joint book managers; and the lenders party thereto.